UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CEMPRA, INC.

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Explanatory Note

The sole reason for this filing is to provide the legends that follow the presentation, which legends were inadvertently omitted from the original filing made on August 9, 2017.

JOINING FORCES TO CREATE A LEADING COMMERCIAL-STAGE COMPANY Focused on Anti-Infectives

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS Certain statements in this communication regarding the proposed merger and other contemplated transactions (including statements relating to satisfaction of the conditions to and consummation of the proposed merger, the expected ownership of the combined company and the alternatives to the proposed merger) constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.     Risks and uncertainties for Cempra and Melinta and of the combined company include, but are not limited to: inability to complete the proposed merger and other contemplated transactions; liquidity and trading market for shares prior to and following the consummation of the proposed merger; costs and potential litigation associated with the proposed merger; failure or delay in obtaining required approvals by the SEC or any other governmental or quasi-governmental entity necessary to consummate the proposed merger, including our ability to file an effective proxy statement in connection with the proposed merger and other contemplated transactions, which may also result in unexpected additional transaction expenses and operating cash expenditures on the parties; failure to obtain the necessary stockholder approvals or to satisfy other conditions to the closing of the proposed merger and the other contemplated transactions; a superior proposal being submitted to either party; failure to issue Cempra common stock in the proposed merger and other contemplated transactions exempt from registration or qualification requirements under applicable state securities laws; risks related to the costs, timing and regulatory review of the combined company’s studies and clinical trials, including its ability to address the issues identified by the FDA in the complete response letter relating to Cempra’s new drug applications for solithromycin for community acquired bacterial pneumonia; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; inability or the delay in obtaining required regulatory approvals for product candidates, which may result in unexpected cost expenditures; failure to realize any value of certain product candidates developed and being developed, in light of inherent risks and difficulties involved in successfully bringing product candidates to market; inability to develop new product candidates and support existing products; inability to commercialize and launch any product candidate that receives regulatory approval, including Baxdela; the combined company’s anticipated capital expenditures, its estimates regarding its capital requirements and its need for future capital; uncertainties of cash flows and inability to meet working capital needs; cost reductions that may not result in anticipated level of cost savings or cost reductions prior to or after the consummation of the proposed merger; the approval by the FDA and EMA and any other similar foreign regulatory authorities of other competing or superior products brought to market; risks resulting from unforeseen side effects; risk that the market for the combined company’s products may not be as large as expected; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; inability to obtain and maintain commercial manufacturing arrangements with third party manufacturers or establish commercial scale manufacturing capabilities; loss of or diminished demand from one or more key customers or distributors; unexpected cost increases and pricing pressures; the possibility of economic recession and its negative impact on customers, vendors or suppliers; and risks associated with the possible failure to realize certain benefits of the proposed merger, including future financial, tax, accounting treatment, and operating results.  Many of these factors that will determine actual results are beyond Cempra’s, Melinta’s, or the combined company’s ability to control or predict.    Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2016, as amended, filed with the SEC, and in other filings that Cempra makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described below under “Important Information and Where to Find It.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release or presentation speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward- looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

IMPORTANT INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT Cempra and Melinta and certain of their directors and executive officers may become participants in solicitation of proxies from Cempra stockholders in connection with the proposed transactions. Additional Information regarding persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the Cempra stockholders in connection with the proposed merger, and who have interests, whether as security holders, directors or employees of Cempra or Melinta or otherwise, which may be different from those of Cempra stockholders generally, will be provided in the proxy statement and other materials to be filed with the SEC.    Each of Cempra’s board of directors, Garheng Kong, David Zaccardelli, Richard Kent, David Gill, Dov A. Goldstein, John H. Johnson, P. Sherrill Neff and Michael Dougherty; Cempra’s executive officers Mark W. Hahn (Executive Vice President and Chief Financial Officer), David Oldach (Chief Medical Officer) and John Bluth (Executive Vice President, Investor Relations and Corporate Communications); Melinta’s board of directors, Eugene Sun, Thomas Koestler, Erik Akhund, Kevin Ferro, Cecilia Gonzalo, Christopher Kiritsy, Pedro Lichtinger, Sean Murphy and John E. Sununu; and Melinta’s executive officers, John Temperato (President and Chief Operating Officer) and Paul Estrem (Chief Financial Officer); may be deemed “participants” in the solicitation of proxies from the Cempra stockholders in connection with the proposed transactions.   Information regarding Cempra’s directors’ and executive officers’ respective interests in Cempra by security holdings or otherwise is set forth in Cempra’s Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2016 filed with the SEC on April 13, 2017. The following is a list of current approximate shares of Cempra common stock beneficially held by each of the foregoing Cempra directors and officers listed above: Garheng Kong (132,114), David Zaccardelli (125,000), Richard Kent (2,445,996), David Gill (98,750), Dov A. Goldstein (72,221), John H. Johnson (122,534), P. Sherrill Neff (2,690,286), Michael Dougherty (80,750), Mark W. Hahn (265,710), David Oldach (111,486) and John Bluth (14,063).   This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement and a proxy card will be filed with the SEC and will be mailed to Cempra’s stockholders seeking any required stockholder approvals in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT CEMPRA MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Cempra with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov), at Cempra’s website (http://investor.cempra.com/), or by writing to the Secretary, Cempra, Inc. at 6320 Quadrangle Drive, Suite 360, Chapel Hill, North Carolina 27517.

WHAT THE MERGER CREATES A leading vertically-integrated anti-infectives company focused on delivering solutions against the threat of bacterial resistance Deep commercial, clinical and preclinical anti-infective pipeline, including multiple products across several potential indications Platform for long-term, durable growth Strategy to expand anti-infective portfolio over time Experienced management team with proven track record of execution Multiple shots on goal for shareholders Well capitalized for success

DETAILS OF THE PROPOSED TRANSACTION On a pro forma basis, and based upon the number of shares of Cempra common stock to be issued in the merger, ownership in the combined company will be approximately: Current Melinta shareholders: 52% Current Cempra shareholders: 48% The transaction has been approved by the board of directors of both companies Joint selection committee to identify new CEO Merger is expected to close in Q4 2017, subject to the approval of the stockholders of each company as well as other customary conditions BOD composition--Nine directors Four designated by Melinta Four designated by Cempra New CEO Melinta to designate chairman

RICH COMBINED PIPELINE Commercial, Clinical and Preclinical Opportunities INDICATION PRE-CLINICAL PHASE 1 PHASE 2 PHASE 3 NDA SUBMITTED FDA-APPROVED Baxdela™ (delafloxacin) Skin infections (ABSSSI) Community-acquired bacterial pneumonia (CABP) Complicated urinary tract infections (cUTI) Solithromycin Community acquired bacterial pneumonia (CABP) Urethritis / gonorrhea Conjunctivitis / blepharitis / dry eye Taksta (fusidic acid) Skin infections (ABSSSI) Chronic bone and joint infections Proprietary Discovery Platform Radezolid: 2nd generation oxazolidinone ESKAPE* program: novel pyrrolocytosine Macrolide program IV (QIDP) (QIDP) (QIDP ELIGIBLE) TOPICAL, ACNE “Super- bugs” Next-Gen Oral (QIDP) Oral (QIDP) IV-to-oral (QIDP) Pediatric (QIDP) Oral Ophthalmic Oral (QIDP) Oral *ESKAPE pathogens: Enterococcus faecium, Staphylococcus aureus, Klebsiella pneumoniae, Acinetobacter baumannii, Pseudomonas aeruginosa, Enterobacter species and Escherichia coli

FDA-APPROVED BAXDELA™ READY FOR LAUNCH

BAXDELA (delafloxacin) WELL POSITIONED FOR ABSSSI, INCLUDING MEDICALLY COMPLEX PATIENTS INITIALLY HOSPITALIZED FOR SERIOUS SKIN INFECTIONS POTENCY Full pathogen coverage (MRSA, gram-negatives) Comparable efficacy to Vancomycin + Aztreonam combination in Phase 3 SIMPLICITY Lacks drug and disease interactions Well-tolerated in Phase 3 with <1% discontinuations for adverse events FLEXIBILITY IV and oral formulations interchangeable Allows seamless and potentially earlier discharge Attractive to payors A Multi-indication Commercial Opportunity

BAXDELA (delafloxacin): IMPORTANT SAFETY INFORMATION WARNING: SERIOUS ADVERSE REACTIONS INCLUDING TENDINITIS, TENDON RUPTURE, PERIPHERAL NEUROPATHY, CENTRAL NERVOUS SYSTEM EFFECTS, and EXACERBATION OF MYASTHENIA GRAVIS See full prescribing information for complete boxed warning Fluoroquinolones have been associated with disabling and potentially irreversible serious adverse reactions that have occurred together, including: Tendinitis and tendon rupture Peripheral neuropathy Central nervous system effects Discontinue Baxdela immediately and avoid the use of fluoroquinolones, including Baxdela, in patients who experience any of these serious adverse reactions Fluoroquinolones may exacerbate muscle weakness in patients with myasthenia gravis. Avoid Baxdela in patients with known history of myasthenia gravis Contraindications BAXDELA is contraindicated in patients with known hypersensitivity to delafloxacin or any of the fluoroquinolone class of antibacterial drugs, or any of the components of BAXDELA

BAXDELA (delafloxacin): IMPORTANT SAFETY INFORMATION Warnings and Precautions Risk of tendinitis, tendon rupture, peripheral neuropathy and central nervous system effects is increased with use of fluoroquinolones. Discontinue Baxdela immediately at the first signs or symptoms of any of these serious adverse reactions. Avoid Baxdela in patients with known history of myasthenia gravis. Hypersensitivity reactions may occur after first or subsequent doses of Baxdela. Discontinue Baxdela at the first sign of hypersensitivity. Clostridium difficile-associated diarrhea has been reported in users of nearly all systemic antibacterial drugs, including Baxdela. Evaluate if diarrhea occurs. Prescribing Baxdela in the absence of a proven or strongly suspected bacterial infection is unlikely to provide benefit to the patient and increases the risk of the development of drug-resistant bacteria. Adverse Reactions The most common adverse reactions in patients treated with Baxdela were nausea (8%), diarrhea (8%), headache (3%), transaminase elevations (3%), and vomiting (2%). Use in Specific Populations In patients with severe renal impairment (eGFR of 15-29 mL/min/1.73 m2) dosing of Baxdela should be dosed at 200 mg IV every 12 hours or 450 mg orally every 12 hours. Baxdela is not recommended in patients with End Stage Renal Disease [ESRD] (eGFR of <15 mL/min/1.73 m2) due to insufficient information to provide dosing recommendations.

Aligned Strategy: License ex-U.S. Rights to Strong Global Partners Delafloxacin ex-U.S. partnership in place with Menarini Exclusive rights to commercialize delafloxacin in 68 countries Europe, Asia-pacific (Japan excluded), and Commonwealth of Independent States (CIS), including Russia Menarini planning MAA filing in 2018 Eurofarma has exclusive rights to commercialize delafloxacin in Brazil Regulatory filing anticipated in 2018 Toyama developing solithromycin for CABP in Japan Exclusive rights to develop and commercialize solithromycin in Japan for respiratory tract infections and other indications in adults and pediatric patients Phase 3 CABP study underway

CLARITY ON PATH FORWARD FOR SOLITHROMYCIN & FUSIDIC ACID SOLITHROMYCIN (CABP) Pre-approval solithromycin patient request reduced to 6,000 to respond to CRL Oral-only protocol reduces cost, increases efficiency and utilizes dosing regimen that appeared to have a lower ALT profile in Phase 3 Seeking non-dilutive funding to support study FUSIDIC ACID FDA has agreed second Phase 3 study with similar design to the first successful Phase 3 study could support approval in ABSSSI Enrollment in exploratory BJI study completed (n=30); 6-month follow-up under way

JOINING FORCES TO CREATE A LEADING COMMERCIAL-STAGE COMPANY Focused on Anti-Infectives

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this communication regarding the proposed merger and other contemplated transactions (including statements relating to satisfaction of the conditions to and consummation of the proposed merger, the expected ownership of the combined company and the alternatives to the proposed merger) constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control.

Risks and uncertainties for Cempra and Melinta and of the combined company include, but are not limited to: inability to complete the proposed merger and other contemplated transactions; liquidity and trading market for shares prior to and following the consummation of the proposed merger; costs and potential litigation associated with the proposed merger; failure or delay in obtaining required approvals by the SEC or any other governmental or quasi-governmental entity necessary to consummate the proposed merger, including our ability to file an effective proxy statement in connection with the proposed merger and other contemplated transactions, which may also result in unexpected additional transaction expenses and operating cash expenditures on the parties; failure to obtain the necessary stockholder approvals or to satisfy other conditions to the closing of the proposed merger and the other contemplated transactions; a superior proposal being submitted to either party; failure to issue Cempra common stock in the proposed merger and other contemplated transactions exempt from registration or qualification requirements under applicable state securities laws; risks related to the costs, timing and regulatory review of the combined company’s studies and clinical trials, including its ability to address the issues identified by the FDA in the complete response letter relating to Cempra’s new drug applications for solithromycin for community acquired bacterial pneumonia; uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; inability or the delay in obtaining required regulatory approvals for product candidates, which may result in unexpected cost expenditures; failure to realize any value of certain product candidates developed and being developed, in light of inherent risks and difficulties involved in successfully bringing product candidates to market; inability to develop new product candidates and support existing products; inability to commercialize and launch any product candidate that receives regulatory approval, including Baxdela; the combined company’s anticipated capital expenditures, its estimates regarding its capital requirements and its need for future capital; uncertainties of cash flows and inability to meet working capital needs; cost reductions that may not result in anticipated level of cost savings or cost reductions prior to or after the consummation of the proposed merger; the approval by the FDA and EMA and any other similar foreign regulatory authorities of other competing or superior products brought to market; risks resulting from unforeseen side effects; risk that the market for the combined company’s products may not be as large as expected; inability to obtain, maintain and enforce patents and other intellectual property rights or the unexpected costs associated with such enforcement or litigation; inability to obtain and maintain commercial manufacturing arrangements with third party manufacturers or establish commercial scale manufacturing capabilities; loss of or diminished demand from one or more key customers or distributors; unexpected cost increases and pricing pressures; the possibility of economic recession and its negative impact on customers, vendors or suppliers; and risks associated with the possible failure to realize certain benefits of the proposed merger, including future financial, tax, accounting treatment, and operating results. Many of these factors that will determine actual results are beyond Cempra’s, Melinta’s, or the combined company’s ability to control or predict.

Other risks and uncertainties are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2016, as amended, filed with the SEC, and in other filings that Cempra makes and will make with the SEC in connection with the proposed transactions, including the proxy statement described below under “Important Information and Where to Find It.” Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The statements made in this press release or presentation speak only as of the date stated herein, and subsequent events and developments may cause our expectations and beliefs to change. While we may elect to update these forward- looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date after the date stated herein.

Important Information and Where to Find It

Cempra and Melinta and certain of their directors and executive officers may become participants in solicitation of proxies from Cempra stockholders in connection with the proposed transactions. Additional Information regarding persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of the Cempra stockholders in connection with the proposed merger, and who have interests, whether as security holders, directors or employees of Cempra or Melinta or otherwise, which may be different from those of Cempra stockholders generally, will be provided in the proxy statement and other materials to be filed with the SEC.

Each of Cempra’s board of directors, Garheng Kong, David Zaccardelli, Richard Kent, David Gill, Dov A. Goldstein, John H. Johnson, P. Sherrill Neff and Michael Dougherty; Cempra’s executive officers Mark W. Hahn (Executive Vice President and Chief Financial Officer), David Oldach (Chief Medical Officer) and John Bluth (Executive Vice President, Investor Relations and Corporate Communications); Melinta’s board of directors, Eugene Sun, Thomas Koestler, Erik Akhund, Kevin Ferro, Cecilia Gonzalo, Christopher Kiritsy, Pedro Lichtinger, Sean Murphy and John E. Sununu; and Melinta’s executive officers, John Temperato (President and Chief Operating Officer) and Paul Estrem (Chief Financial Officer); may be deemed “participants” in the solicitation of proxies from the Cempra stockholders in connection with the proposed transactions.

Information regarding Cempra’s directors’ and executive officers’ respective interests in Cempra by security holdings or otherwise is set forth in Cempra’s Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2016 filed with the SEC on April 13, 2017. The following is a list of current approximate shares of Cempra common stock beneficially held by each of the foregoing Cempra directors and officers listed above: Garheng Kong (132,114), David Zaccardelli (125,000),

Richard Kent (2,445,996), David Gill (98,750), Dov A. Goldstein (72,221), John H. Johnson (122,534), P. Sherrill Neff (2,690,286), Michael Dougherty (80,750), Mark W. Hahn (265,710), David Oldach (111,486) and John Bluth (14,063).

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. A definitive proxy statement and a proxy card will be filed with the SEC and will be mailed to Cempra’s stockholders seeking any required stockholder approvals in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT CEMPRA MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. Stockholders may obtain, free of charge, copies of the definitive proxy statement and any other documents filed by Cempra with the SEC in connection with the proposed transactions at the SEC’s website (http://www.sec.gov), at Cempra’s website (http://investor.cempra.com/), or by writing to the Secretary, Cempra, Inc. at 6320 Quadrangle Drive, Suite 360, Chapel Hill, North Carolina 27517.